[ALLENS ARTHUR ROBINSON LOGO]

                                                                    Exhibit 10.4

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                              ARMS II GLOBAL FUND 3


                              dated as of [*] 2004

                                     between

                        DEUTSCHE BANK AKTIENGESELLSCHAFT

                                    (PARTY A)

                                       and

                  PERMANENT CUSTODIANS LIMITED, ACN 001 426 384
                                    (PARTY B)

                                       and

        AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED, ACN 103 852 428
                                 (TRUST MANAGER)


PART 1:           TERMINATION PROVISION

In this Agreement:

(a)      "SPECIFIED ENTITY" is not applicable to Party A nor to Party B.

(b)      "SPECIFIED TRANSACTION" is not applicable.

(c)      (i)      The following provisions of Section 5 will not apply to Party
                  A:

                  Section 5(a)(ii)
                  Section 5(a)(iii)
                  Section 5(a)(iv)
                  Section 5(a)(v)
                  Section 5(a)(vi)
                  Section 5(b)(iv)
                  Section 5(b)(v)

         (ii)     The following provisions of Section 5 will not apply to Party
                  B:

                  Section 5(a)(ii)
                  Section 5(a)(iii)
                  Section 5(a)(iv)
                  Section 5(a)(v)
                  Section 5(a)(vi)
                  Section 5(b)(iv)
                  Section 5(b)(v)

[ALLENS ARTHUR ROBINSON LOGO]

         (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(j)(iii) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

         (iv) For the purposes of Section 5(b)(v), ADDITIONAL TERMINATION EVENT means an Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee enforces the security under the Security Trust Deed (in which case Party B is the Affected Party (unless the Event of Default results from a failure by Party A to fulfil its obligations under this Agreement, in which case Party A is the Affected Party )).

(d) The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A nor to Party B.

(e) "PAYMENT ON EARLY TERMINATION". For the purposes of Section 6(e) of this Agreement:

         (i)      Market Quotation will apply; and

         (ii)     the Second Method will apply.

(f)      "TERMINATION CURRENCY" means Euros.


PART 2:           TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS.  For the purpose of Section 3(f) of this
         Agreement:

         Party A makes the following representation:

         It will bring into account payments made and received in respect of each Transaction in computing its income for German tax purposes.

         Party B makes the following representation:

[ALLENS ARTHUR ROBINSON LOGO]

         It is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through its permanent establishment in that country.

PART 3:           DOCUMENTS TO BE DELIVERED

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO                                                                       DATE BY WHICH TO BE
DELIVER DOCUMENT      FORM/DOCUMENT                                                     DELIVERED
Parties A & B         Any form or document reasonably requested by the other party      As soon as possible after
                      to permit payments without (or with minimum) deduction or         request.
                      withholding of Tax

(b)      Other documents to be delivered are:

                                                                                        DATE BY WHICH
PARTY REQUIRED TO                                                                       DOCUMENT TO BE
DELIVER DOCUMENT      FORM/DOCUMENT/CERTIFICATE                                         DELIVERED
Parties A & B         Such evidence as the other party may reasonably require to        Before the entering into
                      satisfy itself as to the authority of the persons executing       of any Transaction and
                      and delivering this Agreement on behalf of the party and          thereafter promptly upon
                      each Confirmation to be signed on behalf of the party.            request.

Party B               A legal opinion as to the validity and enforceability of          Before the entering into
                      that party's obligations under this Agreement in form and         of any Transaction.
                      substance and issued by legal counsel reasonably acceptable to Party A.

Party A               A copy of the most recent annual report of the party              Upon reasonable request
                      containing consolidated financial statements, certified           by Party B.
                      without qualification by independent public accountants and such other public information respecting its condition or
                      operations, financial or otherwise, as the other party may reasonably request from time to time.

All documents delivered under this Part 3(b) are covered by Section 3(d) representation.

PART 4:           MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         All notices to Party A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

[ALLENS ARTHUR ROBINSON LOGO]

         Address:      Deutsche Bank AG, Head Office
                       Taunusanlage 12
                       60262 Frankfurt
                       GERMANY

         Attention:    Legal Department
         Telex No.     411836 or 416731 or 41233
         Answerback:   DBF-D
         Facsimile No: +49 69 910 36097
         All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation for that Transaction or as otherwise notified by Party A to Party B care of the Trust Manager.

         Address for notices or communications to PARTY B CARE OF THE TRUST
         MANAGER:

         Address:      Level 6
                       12 Castlereagh Street
                       SYDNEY NSW 2000

         Attention:    Deputy Managing Director

         Facsimile:    +612 9225 0864

         Telephone:    +612 9225 0824

         All notices from Party A under Sections 5 or 6 of this Agreement shall be copied to Party B.

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:  not applicable.

         Party B appoints as its Process Agent:  not applicable.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party B is not a Multibranch Party.

         Party A is a Multibranch Party and may act through the following Offices - Sydney Branch and Frankfurt Head Office.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         (i)      In relation to Party A: nil.

         (ii)     In relation to Party B: The Security Trust Deed.

(g)      CREDIT SUPPORT PROVIDER.

         (i)      In relation to Party A: nil.

         (ii)     In relation to Party B: nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of the State of New South Wales without reference to choice of law doctrine. The provisions of Section 13(b) will apply (mutatis mutandis) to this choice of governing law and submission to jurisdiction.

[ALLENS ARTHUR ROBINSON LOGO]

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transaction.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. However, for the purpose of Section 3(c) Party A and Party B are each deemed not to have any Affiliates.

(k)      TRANSACTION DOCUMENT.

         (i) This Agreement and each Transaction are Transaction Documents relating to the Fund for the purposes of the Master Trust Deed.

         (ii) Each Transaction is a Currency Swap as defined in and for the purposes of the Bond Trust Deed.

PART 5:           OTHER PROVISIONS

(a) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions or the Annex to the ISDA Definitions subsequent to the date thereof. The provisions of the ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation. In the event of any inconsistency between the provisions of this Agreement and the ISDA Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Transaction. Any reference to a:

         (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(b) MASTER TRUST DEED DEFINITIONS: Words and expressions which are defined in the Master Trust Deed (unless the context otherwise requires, or unless otherwise defined in this Agreement) have the same meanings when used in this Agreement.

(c)      APPOINTMENT OF TRUST MANAGER:

         (i) Pursuant to its powers under the Master Trust Deed (including, without limiting the generality of the foregoing, pursuant to clauses 14.2(i) and ( l) and 14.4(c)), Party B hereby appoints the Trust Manager as its sole and exclusive agent to act on Party B's behalf with respect to this Agreement. The Trust
                  Manager:

                  (A) may arrange, enter into, and monitor Transactions, execute Confirmations, and exercise all other rights and powers of Party B under this Agreement; and

                  (B) without limiting the generality of the foregoing, shall issue, and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

         (ii) The Trust Manager acknowledges and confirms to Party B and Party A that the Trust Manager considers it appropriate, for the effective performance of its obligations as Trust

[ALLENS ARTHUR ROBINSON LOGO]

                  Manager and the due management and administration of the Fund, that Party B appoint the Trust Manager as its agent for the purposes of this Agreement, in the manner provided for in sub-paragraph (i) above;

         (iii) In acting as Party B's agent, the Trust Manager must comply with the terms of the Master Trust Deed (in particular, but without limitation, clauses 12.2(a), (b) and (c)), and all relevant Transaction Documents;

         (iv) The Trust Manager must indemnify Party B from and against all costs, losses, damages, expenses or liabilities (including the amount of any compensation found by a Final Judgment (or admitted by Party B) to be payable by Party B to restore the Fund because of a failure by Party B to exercise the degree of care, diligence and prudence required of it under the Transaction Documents, or because of some other neglect, default or breach of duty by Party B under the Transaction Documents):

                  (A) which Party B may suffer or incur as a result of any claim being made against it under clause 14.5 of the Master Trust Deed which arises from any act or omission (or alleged act or omission) by the Trust Manager in acting as Party B's agent under or for the purposes of this Agreement; and

                  (B) in respect of which Party B is not entitled to be indemnified personally from the Assets of the Fund in accordance with clause 25.10 of the Master Trust Deed.

         (v)      The parties agree that if:

                  (A) the Trust Manager, in acting as agent of Party B under sub-paragraph (i) above, acts in breach of its duties to Party B, or acts negligently or fraudulently; and

                  (B) as a result of such breach, negligence or fraud, Party A suffers any losses, costs or damages; and

                  (C)      Party B is not entitled for any reason
                           (notwithstanding clause 25.10 of the Master Trust
                           Deed) to be indemnified from the Assets of the Fund in respect of those losses, costs or damages,

                  then:

                  (D) the Trust Manager must indemnify Party A on demand from and against such losses, costs and damages; and

                  (E) Party B shall have no liability to Party A in respect of those losses, costs or damages.

         (vi) The Trust Manager confirms in respect of each Transaction that:

                  (A)      it is acting as agent of Party B;

                  (B) it has made its own independent decisions to enter into that Transaction, on behalf of Party B, and as to whether that Transaction is appropriate or proper for it to enter into, on behalf of Party B, based upon its own judgment and upon advice from such advisers as it has deemed necessary;

                  (C) it is not relying on any communication (written or oral) of Party A as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanation related to the terms and conditions of a

[ALLENS ARTHUR ROBINSON LOGO]

                           Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from Party A shall be deemed to be an assurance or guarantee as to the expected results of that Transaction;

                  (D) it is capable of assessing the merits of, and understanding (on its own behalf or through independent professional advice), and understands and accepts, on behalf of Party B, the terms, conditions and risks of that Transaction. It is also capable of assuming, on behalf of Party B, and assumes, on behalf of Party B, the risks of that Transaction; and

                  (E) Party A is not acting as a fiduciary or an adviser to it in respect of that Transaction.

(d) CHANGE OF ACCOUNTS: For the purposes of Section 2(b) of the Agreement both parties agree that such new account so designated shall, unless otherwise agreed, be in the same tax jurisdiction as the original account.

(e)      PAYMENTS: In Section 2:

         (i)      In Section 2(a)(i) add after "made by it":

                  "which will be by way of exchange for the corresponding payment or payments payable by the other party";

         (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

                  ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

         (iii)    Insert new Sections 2(a)(iv) and 2(a)(v) immediately after
                  Section 2(a)(iii) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

                  (v)      Where:

                           (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A payment") and by Party B to Party A (the "Party B payment") on the same day; and

                           (2) the charge created by the Security Trust Deed has become, and remains at that time, enforceable,

                           then Party A's obligation to make the Party A payment to Party B shall be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                           (3)     the Party B payment; or

                           (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and that funds are available to make that payment.

[ALLENS ARTHUR ROBINSON LOGO]

         (iv) Delete the word "if" at the beginning of Section 2(d)(i)(4), and insert the following words "if and only if X is Party A and".

         (v) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

         Without prejudice to the above amendments, it is agreed that Party B is not obliged to:

         (A)      pay any additional amount to Party A under Section 2(d)(i)(4);

         (B)      pay any amount to Party A under Section 2(d)(ii); or

         (C) receive payments under this Agreement or any Transaction from which deductions or withholdings have been made.

(f)      ADDITIONAL REPRESENTATIONS: In Section 3 add new paragraphs as follows:

         "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over or given any charge over any of its rights under any Transaction (other than, in respect of Party B, under and in accordance with the Master Trust Deed and the charge given pursuant to the Security Trust Deed).

         (h) CONTRACTING AS PRINCIPAL. In relation to Party A and Party B, each Transaction is and will be entered into by it as principal and not otherwise."

(g)      ADDITIONAL COVENANT:  In Section 4 a new paragraph is added as follows:

         "(f) CONTRACTING AS PRINCIPAL: It will enter into all Transactions as principal and not otherwise."

(h) MANDATORY NOVATION: If an Incoming Trustee is appointed in accordance with the Master Trust Deed, Party A must, unless it is then entitled to terminate this Agreement, promptly upon being requested to do so by or on behalf of Party B, execute such documents and do such things as Party B may reasonably require to novate this Agreement to the Incoming Trustee. The Trust Manager must give notice to each Designated Rating Agency for the Fund promptly following any such novation.

(i)      EVENT OF DEFAULT: In Section 5(a):

         (i)      Delete Section 5(a)(i) and insert instead:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00 am on the fifth Business Day after notice of such failure is given to the party;".

                  For the avoidance of doubt, there will be no failure to pay by Party B to Party A for the purposes of Section 5(a)(i) to the extent that Party B pays to Party A on each Payment Date the amounts available to Party B on that Payment Date for payment to Party A (in the case of a Class A EURO Currency Swap) under Conditions 4.4(e)(i) and 5.1(b)(i) and (in the case of a Class B EURO Currency Swap) under Conditions 4.4(f) and 5.1(c).

         (ii) In relation to Party B, Section 5(a)(vii) does not apply, and the following Event of Default applies in its place:

[ALLENS ARTHUR ROBINSON LOGO]

                  "(vii) INSOLVENCY. An Event of Insolvency occurs in relation to Party B, and within 30 days after the occurrence of that Event (or such longer period as Party A may agree):

                           (1) Party B has not been replaced as trustee of the Fund in accordance with the Master Trust Deed; and

                           (2) Party A and Party B's replacement have not entered into an agreement (whether or not there are other parties thereto) which has the effect of novating or replacing this Agreement and each Transaction as between Party A and Party B's replacement.".

         (iii) It is also an Event of Default under this Agreement, in respect of Party A only, if Party A fails to comply with
                  Section 16.

(j)      TERMINATION EVENTS:

         (i) ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Government Body of an Australian Jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

                  (A) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

                  (B) payment by Party B in accordance with Part 5(e) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

                  (C) Party A's obligations in respect of that Transaction or this Agreement will be unaffected by the occurrence of that event.

         (ii) TAX EVENT: Section 5(b)(ii) is amended by deleting the words", or there is a substantial likelihood that it will," where they appear in that provision.

         (iii)    PARTY A's LIMITED RIGHTS IN RELATION TO TAX EVENT:
                  Notwithstanding Part 1(c)(iii) of the Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Bond Trustee has notified the parties in writing that it is satisfied that all amounts owing to the EURO Bondholders will be paid in full on the date on which the EURO Bonds are to be redeemed.

(k)      TERMINATION:

         (i) TERMINATION BY BOND TRUSTEE: Party B must not designate an Early Termination Date without the prior written consent of the Bond Trustee.

         (ii) TERMINATION BY BOND TRUSTEE: If following an Event of Default or Termination Event, Party A or Party B does not exercise its right to terminate a Transaction, then the Bond Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

         (iii) TIMING OF EARLY TERMINATION DATE: Party A may not specify an Early Termination Date unless it has consulted with the other parties as to which date it should specify as the Early

[ALLENS ARTHUR ROBINSON LOGO]

                  Termination Date, provided that Part A is not required to take into account any matters arising from the consultation process. If the other parties are not reasonably available for such consultation then Part A may specify an Early Termination Date without such consultation.

         (iv) TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

                  The following sentence is added at the end of the second paragraph:

                           "However, if Party A is that other party it must, if so requested by the Bond Trustee, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement) provided that each Designated Rating Agency has given prior written confirmation to the Bond Trustee that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by it to the Bonds."

         (v) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, the Trust Manager will endeavour to procure Party B's substitution as principal obligor under this Agreement in respect of each Affected Transaction by an entity in another jurisdiction approved by Party A and the Bond Trustee.

         (vi) NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(l)      TRANSFER: Section 7 is deleted and replaced with the following:

         "7.      TRANSFER

         (a) Neither the interests nor obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise or whether by way of security or otherwise), charged or the subject of any trust or other fiduciary obligation (other than, in respect of Party B, under and in accordance with the Master Trust Deed and the charge created by the Security Trust Deed, or as expressly contemplated by or provided for in this Agreement). Any action by a party which purports to do any of these things is void.

         (b)      Nothing in this Section 7:

                  (i) restricts the parties agreeing to a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer by a party under Section 6(b)(ii);

                  (ii) restricts a transfer by a party of its interests and obligations in or under this Agreement (including any Transaction) pursuant to a consolidation or amalgamation with or merger into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

                  (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

[ALLENS ARTHUR ROBINSON LOGO]

                  (iv) restricts a transfer by a party after the other party has agreed to a variation of this Agreement to the extent necessary to permit such a transfer,

                  provided that Party B must not agree to or give effect to any novation or transfer referred to in this Section 7(b) unless it has first obtained the written consent of each Designated Rating Agency.

         (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is fundamental to the terms of this Agreement (including each Transaction)."

(m)      AMENDMENTS: In Section 9:

         (i)      the first word "No" in Section 9(b) is replaced with:

                  "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement, no"; and

         (ii)     the following words are added at the end of Section 9(b):

                  ", and unless each Designated Rating Agency has confirmed in writing that such amendment will not adversely affect the credit rating of any Bonds."

(n)      NOTICES: In Section 12:

         (i) delete the following words where they appear on lines 2 and 3 of Section 12(a):

                  "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)"; and

         (ii)     delete paragraph (iii) of Section 12(a) and insert instead:

                  "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within 24 hours of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(o)      DEFINITIONS: In Section 14:

         (i)      delete the following words from the definition of "Default
                  Rate":

                  "plus 1% per annum";

         (ii) insert the following additional definitions in Section 14 in alphabetical order:

         "ALTERNATIVE ARRANGEMENT" means an arrangement referred to in Section 16(a)(i), (ii) or (iii).

         "BOND TRUST DEED" means the deed so entitled dated on or about the date of this Agreement made between Party B, the Trust Manager, Australian Mortgage Securities Ltd and Permanent Registry Limited.

         "BOND TRUSTEE" means, initially, The Bank of New York and subsequently the person who is from time to time the trustee of the trust constituted under the Bond Trust Deed.

         "CONDITIONS" has the meaning given in the Bond Trust Deed.

         "FUND" means the Issuing Fund constituted under the Master Trust Deed known as ARMS II Global Fund 3 .

[ALLENS ARTHUR ROBINSON LOGO]

         "FUTURE OBLIGATIONS" means all payment or delivery obligations (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) of a party under
         Section 2(a)(i) in respect of a Terminated Transaction or group of Terminated Transactions, that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. (For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included).

         "MASTER TRUST DEED" means the Master Trust Deed for the ARMS II Funds dated 7 March 1995 made between Permanent Custodians Limited and Australian Mortgage Securities Ltd, as amended and restated from time to time and as applicable to the Fund.

         "PRESCRIBED RATING" means a short term credit rating of "A-1+" by S&P and "P-1" by Moody's and a long term credit rating of "A2" by Moody's.

         "SECURITY TRUST DEED" means the deed so entitled dated 19 December 2003 made between Party B, Permanent Registry Limited, The Bank of New York and the Trust Manager.

         "SECURITY TRUSTEE" means, initially, Permanent Registry Limited and subsequently the person who is from time to time the trustee of the trust constituted under the Security Trust Deed.

(p)      CAPACITY AND LIABILITY OF TRUSTEE: Insert a new section 15 as follows:

         "15.     LIABILITY OF TRUSTEE AND LIMITED RECOURSE

         (a) THIS CLAUSE TO PREVAIL: All provisions of this Agreement are subject to this section 15.

         (b)      DEFINITIONS FOR THE PURPOSES OF THIS SECTION: In this
                  section 15:

                  "ASSETS" means all property and assets (real and personal) (including choses in action and other rights), tangible and intangible, present or future, comprised in, and held by Party B as trustee of the Fund.

                  "FINAL JUDGMENT" means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

                  "TRUSTEE'S INDEMNITY" means:

                  (a) Party B's right of indemnity from the Assets of the Fund in respect of liabilities incurred by Party B acting in its capacity as trustee of the Fund; and

                  (b) all equitable liens and other Security Interests which Party B has over the Assets of the Fund.

         (c)      LIMITATION OF LIABILITY:

                  (i) Party B enters into this Agreement, and will enter into each Transaction in its capacity as trustee of the Fund. Accordingly, Party B has no personal liability in relation to any of its obligations under or arising out of this Agreement or any Transaction.

[ALLENS ARTHUR ROBINSON LOGO]

                  (ii) In relation to each such obligation, the liability of Party B is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which the obligation is met or satisfied.

                  (iii) Party B is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the Fund or the Trustee's Indemnity.

                  (iv) The preceding paragraphs apply notwithstanding the fact that the liabilities of Party B in its capacity as the trustee of the Fund may from time to time and at any time almost equal, equal or exceed the value of the Assets of the Fund at the relevant time.

                  (v) The previous paragraphs of this Section 15(c) do not apply to the liability of Party B in relation to any obligation which Party B expressly assumes in its personal capacity.

                  (vi) It is acknowledged by Party B that the Assets of the Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by Party B) to be payable by Party B to restore the Fund because of a failure by Party B to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by Party B having regard to the powers and duties conferred on Party B by the Master Trust Deed or this Agreement in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

         (d) LIMITED RECOURSE: Subject to paragraph (e) and clause 6.4 of the Security Trust Deed, Party A agrees that it will not seek to enforce its rights against Party B under or in respect of this Agreement or any Transaction by:

                  (i)      suing Party B;

                  (ii)     obtaining judgment against Party B;

                  (iii)    apply for or seeking to wind up the Fund; or

                  (iv)     levying execution against any Asset of the Fund.

         (e) PROVISO: Nothing in paragraph (d) restricts or prohibits Party A from taking any proceedings for specific performance or injunctive or declaratory relief in respect of its rights or Party B's obligations under or in respect of this Agreement or any Transaction."

(q)      RATINGS DOWNGRADE

         (i) In the event that the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall cease to have a credit rating equal to or higher than the Prescribed Rating and Party B (or the Trust Manager on behalf of Party B) does not receive written affirmation of the then current rating of the relevant Bonds, then within 30 days of such downgrade (or within 5 days (or such greater period agreed with each relevant Designated Rating Agency) if Party A's credit rating is lower than "A-1" (short term) by S&P or "A3" (long term) by Moody's) (unless during this period, Party A and Party B (or the Trust Manager on behalf of Party B) receive written confirmation from S&P

[ALLENS ARTHUR ROBINSON LOGO]

                  that such downgrade would not result in the Bonds of the Fund either being downgraded or placed under review for possible downgrade) Party A must at its cost either:

                  (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which may be based either on S&P's New Interest Rate and Currency Swap Criteria published in January 1999 (as may be amended from time to time) or on any other agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B (or the Trust Manager on behalf of Party B) receive prior written confirmation from each Designated Rating Agency that the rating assigned to the Bonds by each Designated Rating Agency is not adversely affected by the downgrade following such collateral arrangements being put in place;

                  (B) transfer all its rights and obligations with respect to this Agreement to a replacement third party whose unsecured and unsubordinated debt obligations have a short-term rating by each Designated Rating Agency at least equivalent to the Prescribed Rating;

                  (C) procure that its obligations with respect to this Agreement are guaranteed by a third party whose unsecured and unsubordinated debt obligations have a short-term rating by each Designated Rating Agency at least equivalent to the Prescribed Rating; or

                  (D) enter into such other arrangements in respect of each Transaction which each Designated Rating Agency confirms will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by it to the Bonds.

                  It is agreed that the amount of collateral which needs to be provided under any collateral agreement referred to in (A) above in respect of any Transaction is the amount which is necessary to be provided so that the credit rating of Party A does not cause the then current rating of the Bonds to be downgraded or withdrawn as a result of Party A being the counterparty to Party B under that Transaction.

         (ii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with sub-paragraph
                  (i)(B) above, Party B shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement counterparty.

         (iii) If, at any time, Party A's obligations under this Agreement are transferred in accordance with sub-paragraph (i)(B) above, Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by sub-paragraph (i)(A) (less any amount withdrawn in accordance with sub-paragraph (iv)).

         (iv) Party B (at the direction of the Trust Manager) may only make withdrawals from any account into which collateral is provided by Party A (the "COLLATERAL ACCOUNT") for the purpose of:

                  (A) transferring obligations under this Agreement in accordance with sub-paragraph (i)(B) (including the costs of obtaining a replacement counterparty);

[ALLENS ARTHUR ROBINSON LOGO]

                  (B) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by sub-paragraph
                           (i)(A);

                  (C) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                  (D) paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

                  (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  Party B (at the direction of the Trust Manager) must refund or pay to Party A the amount of any payment which may be made to Party A under (B) or (C) above as soon as such refund or payment is possible.

         (v) All interest on the Collateral Account will accrue and be payable monthly to Party A provided the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by sub-paragraph (i)(A)."

(r)      Code of banking practice (2003):  Insert a new section 17 as follows:

         "17.     CODE OF BANKING PRACTICE (2003)

         The parties to this Agreement agree that the Code of Banking Practice
         (2003) does not apply to this Agreement or any transaction or service under this Agreement.

(s)      CONSENT TO RECORDING. Each party:

         (i) consents to the recording of the telephone conversations of its personnel or any personnel employed by an Affiliate or any third party acting on its behalf in connection with this Agreement or any potential Transaction;

         (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel; and

         (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(t)      TRUSTEE REPRESENTATIONS

         By Party B represents to Party A, in respect of Party B only:

         (i) TRUST VALIDLY CREATED. The Fund has been validly created and is in existence at the date of this Agreement.

         (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Fund and is presently the sole trustee of the Fund.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Fund.

         (iv) POWER. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Document in its capacity as trustee of the Fund.

[ALLENS ARTHUR ROBINSON LOGO]

         (v) GOOD TITLE. It is the lawful owner of the Assets of the Fund and has power under the Master Trust Deed to mortgage or charge them in the manner provided in the Credit Support Document to which it is a party, subject only to that Credit Support Document, any Security Interest permitted thereunder and Party B's right of indemnity out of the Assets of the Fund, those Assets are free of all other Security Interests.

         (vi) INDEMNITY. It is entitled to be fully indemnified out of the Assets of the Fund for all its losses or liabilities under this Agreement, each Transaction and any Credit Support Document to which it is a party and these rights of indemnity are unrestricted and have not been prejudiced.

         (vii) TRUST DEED. The copies of the Master Trust Deed and Bond Trust deed relating to the Fund provided by Party B to Party A disclose all the terms of the Fund (other than terms implied by law).

         (viii) BENEFIT. Party B's entry into this Agreement and each Transaction Document is for the benefit of and in the interests of the beneficiaries of the Fund.

(u) INDEMNIFIABLE TAX. The definition of the term "Indemnifiable Tax" also means any Tax imposed in respect of a payment under this Agreement by reason of a Change in Tax Law by a government or taxing authority of a Relevant Jurisdiction of the party making such payment, unless the other party is incorporated, organised, managed and controlled or considered to have its seat in such jurisdiction, or is acting for purposes of this Agreement through a branch or office located in such jurisdiction.

[ALLENS ARTHUR ROBINSON LOGO]

WITNESS the parties have executed this document as of the date specified on the first page of this document

DEUTSCHE BANK                             PERMANENT CUSTODIANS LIMITED
AKTIENGESELLSCHAFT


By:                                       By:
--------------------------------------    --------------------------------------
Name:                                     Name:
--------------------------------------    --------------------------------------
Title:                                    Title:
--------------------------------------    --------------------------------------
Date:                                     Date:
--------------------------------------    --------------------------------------


By:
--------------------------------------
Name:
--------------------------------------
Title:
--------------------------------------
Date:
--------------------------------------


AUSTRALIAN SECURITISATION
MANAGEMENT PTY LIMITED

By:
------------------------------------------
Name:
------------------------------------------
Title:
------------------------------------------
Date:
------------------------------------------